Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

At the end of each interim reporting period, the Company estimates its effective tax rate expected to be applied for the full year. This estimate is used to determine the income tax provision or benefit on a year-to-date basis and may change in subsequent interim periods. Accordingly, the Company’s effective tax rate for the three and nine months ended September 30, 2024 and 2023 was 0%. The Company’s effective tax rates for both periods were affected primarily by a full valuation allowance on domestic net deferred tax assets.

Note 12. Income Taxes

A reconciliation of the Federal statutory rate of 21% and 28% in the years ended December 31, 2023 and 2022, respectively to the total effective rate applicable to income (loss) is as follows:

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022

Expected benefit at statutory federal tax rate	$(2,073,230)	$(974,329)
Permanent differences – net	(35,469)	(859,515)
State and local taxes, net of federal tax benefit	-	(265,607)
Other	(24,569)	(21,965)
Change in valuation allowance	2,103,268	2,121,416
Income tax expense (benefit)	$(30,000)	$-

The components of the Company’s deferred tax assets (liabilities) are as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Deferred tax assets (liabilities):
Fixed assets	$(281,073)	$(268,594)
Interest	35,178	62,310
Research and development expenses	400,810	454,942
Stock-based compensation	895,509	917,351
Charitable Contributions	420
Net operating losses - federal	4,456,242	2,898,411
Net operating losses – state and local	543,264	921,350
Net operating losses - foreign	233,114	37,686
Research credit	28,985	28,985
Less valuation allowance	(6,474,449)	(5,244,441)
Net deferred tax liability	$(162,000)	$(192,000)

SHARPS TECHNOLOGY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

Note 12. Income Taxes (continued)

The authoritative guidance requires the asset and liability method of accounting for deferred income taxes. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities. Deferred tax assets or liabilities at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered.

The guidance also requires that a valuation allowance be established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. A review of all available positive and negative evidence needs to be considered, including a company’s current and past performance, the market environment in which the company operates, length of carryback and carryforward periods and existing contracts that will result in future profits. After reviewing all the evidence, the company has recorded a full valuation allowance.

As of December 31, 2023, the Company had U.S. federal net operating loss carryforwards of approximately $21,222,000 of which $241,000, if not fully utilized, expires by 2038 and which $20,981,000 do not expire. The Company has foreign net operating loss carryforwards of $2,590,000, if not fully utilized, expire through 2028. Utilization is dependent on generating sufficient taxable income prior to expiration of the tax loss carryforwards.

The geographical components of loss before income taxes consisted of the following for the years ended December 31:

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022

United Stated Operations	$(8,173,807)	$(3,978,832)
International Operations	(1,667,831)	(660,830)
(Loss) Income before taxes	(9,871,638)	(4,639,662)